UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 23, 2005


                                 FX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       000-25386                87-0504461
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                         84106
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         (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             ITEM 8.01--OTHER EVENTS

         On March 23, 2005, FX Energy, Inc. (Nasdaq: FXEN) announced that remediation work on the Sroda-4 well has been completed and the well re-drilled to the base of the Zechstein. Casing will now be run and cemented prior to drilling into the Rotliegendes target.

         FX Energy also reported on current operations in the Fences I, II and III project areas as follows:

         A 560 kilometer 2-D seismic acquisition program covering eight potential prospect areas in Fences I and II is underway. The entire seismic project, including seismic acquisition, processing and interpretation, should take six to eight months to completion with the first individual prospects completed in about three months.

         The leads covered under the seismic acquisition program are as follows:

                  (1) Srem-Mechlin: acquisition now underway on these two Zaniemysl-size structures located near the Zaniemysl discovery.

                  (2) Witowo: a large structural feature that lies on trend with the Polish Oil and Gas Company (POGC) owned Radlin field.

                  (3) Sroda Northeast: a potentially large structural feature similar to the Sroda prospect, which is currently drilling.

                  (4) Roskow: a structural feature east of the Lugi prospect area in Fences II.

                  (5) Rusocin-Lugi area: the potential pinchout area that lies between the Rusocin-1 discovery well and the Lugi prospect.

                  (6) Dolsk: a fault-bounded area of pinchout potential geologically similar to Lugi.

                  (7) Donatowo: the western-most area of pinchout potential; also has potential for oil and gas from the Zechstein formation.

                  (8) Grundy: a large, anomalous feature in the northeast of Fences II.

            FX Energy also announced plans to layout a seismic program in April in the Fences III project area. The program is expected to be completed late third quarter. Paperwork and procedures for drilling will be completed simultaneously with the seismic. Drilling is expected to begin in the fourth quarter unless additional 2-D seismic is not required, in which case drilling could begin as early as the third quarter of 2005.

         FX Energy holds interests in four project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest except for approximately 45,000 acres around the Zaniemysl-3 well where FX holds 24.5%, CalEnergy holds 24.5% and POGC holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

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

         o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds an 82% interest and is the operator; POGC holds an 18% interest.

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         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant


Dated:  March 23, 2005                        By  /s/ Scott J. Duncan
                                                --------------------------------
                                                Scott J. Duncan, Vice President

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